CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Creative Beauty Supply of New Jersey Corporation (the "Company") on Form 10-Q for the nine months ended September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Carmine Catizone, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
            (1) The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
           (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/Carmine Catizone
-----------------------------
Carmine Catizone
Chief Executive Officer

November 4, 2009


CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Creative Beauty Supply of New Jersey Corporation (the "Company") on Form 10-Q for the nine months ended September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Daniel Generelli, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
            (1) The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
           (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/Daniel Generelli
-----------------------------
Daniel Generelli
Chief Financial Officer

November 4, 2009